Exhibit 99.1

JPMorgan Aviation, Transportation and Industrials Conference

United Continental Holdings, Inc.

March 8, 2016

Gerry Laderman – SVP Finance and acting Chief Financial Officer Doug Leo – SVP Revenue Management, Pricing and Network

Safe Harbor Statement

Certain statements included in this release are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; our CEO’s health prognosis and return to work on a full-time basis; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Item 1A., Risk Factors, of UAL’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC.

1

Focused on making United the best airline for employees, customers and shareholders

Improve the operation

Execute on revenue and network initiatives Continue sensible cost management Optimize capital allocation

2

Investing in people, processes and systems to drive further improvement

Employee engagement

Tools & technology

Out and back flying

Operational simplification

Consolidated arrival A:00

+6.1 pts

58.8%

52.7%

FY1 FY1

4	5

Consolidated completion factor

+1.5 pts

97.5%

96.0%

FY1 FY1

4	5
3

Investing in people, processes and systems to drive further improvement

Employee engagement

Out and back flying

Tools & technology

Operational simplification

Consolidated arrival A:001

+15.8 pts

67.0%

51.2%

YTD1 YTD1

5	6

Consolidated completion factor1

+0.3 pts

95.7% 96.0%

YTD1 YTD1

5	6

1Through end of February 2015 and 2016

4

Focused on making United the best airline for employees, customers and shareholders

Improve the operation

Execute on revenue and network initiatives Continue sensible cost management Optimize capital allocation

5

Network and fleet themes support margin improvement

Grow capacity in line with demand

Allocate capacity to maximize profitability

Fly domestic more cost efficiently

Improve segmentatio n & differentiatio n

Expect 1Q16 PRASM to decrease 6%—8% year-over-year

6

Aligning capacity with demand to maximize revenue


FY16 expected capacity
Year-over-year change
1.0% - 2.0%
2.1% - 3.1%
1.5% - 2.5%
Domestic
International
Consolidated

- **Build capacity and network based on demand**
  - Overall capacity growth at or below GDP on average
- **Shift capacity among markets to maximize profitability**
  - Moving planned growth out of Houston and into Denver and San Francisco
- **Grow domestic hubs**
  - Exit Kennedy and consolidate transcon flying out of Newark
- **Leverage leading international position**
  - New destinations include Auckland, Athens and Singapore

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UNITED

Reducing reliance on 50-seat aircraft…

50 seat aircraft fleet

357

318 ~60% decrease

254 238

<100

YE1 YE1 YE1 YE16 YE19

3	4 5 E E

? Address regional pilot shortage? Lower cost per seat? Improve reliability? Address customer preference

? Add ancillary revenue opportunities

Source: SEC filings. YE16E as of January 21, 2016 Investor Update

8

Upgauging fleet drives margin expansion while also addressing regional pilot shortage

Average seats/departure

Year-over-year change

FY16E consolidated capacity

7.0% Year-over-year change

~5.0%

~5.0%

1.5%—2.5%

31% 3.

(~2.0%) (~1.0%)

Gaug Departure Stage Capacit e s Lengt y

(0.5%) h FY1 FY1 FY1 FY16

3	4 5 E

Current structure features misalignment between customer willingness to pay, fares, and product/extras

Customer type Fares Product/extras

High value Average Pure price

Lowest available fares

Premier benefits

Regular and ancillary

No frills

Entry level fares permit us to better align products/extras and prices with segmented expectations and willingness to pay

Customer type Fares Product/extras

High value Average Pure price

Lowest qualifying fare

Entry level fares

Premier benefits

Regular and ancillary

No frills

Focused on making United the best airline for employees, customers and shareholders

Improving long-term shareholder value Execute on revenue and network initiatives Continue sensible cost management Optimize capital allocation

Demonstrating good cost performance through a

business cycle

Non-fuel CASM1

Year-over-year change

~2.5%

~1.5% Pilot agreement

FY14 FY16E 13%.

Average

~1.0% Excluding

0.5%—1.5% new labor agreements

(0.7%)

FY1 FY1 FY16

4	5 E

1Excluding special charges, fuel, third-party business and profit sharing expense. 2016E as of 2015 Annual Report Form 10-K. For a GAAP to

Non-GAAP reconciliation, see Appendix A

Making good progress in improving efficiency and reducing non-fuel costs

Annual non-fuel savings

($M)

Maintenance

Productivity

Real estate

$1,000

$800

$380

FY1 FY1 FY16

4	5 E

Will remain flexible in our management of future fuel

expense

Focus on outlook

for net fuel

exposure, net of

potential revenue

impact

Build risk profile Continually assess

considering ability to absorb or

competitive self-insure net fuel

environment exposure

Hedge when

mitigating net fuel

exposure improves

the ability to

achieve our

business plan

Focused on making United the best airline for employees, customers and shareholders

Improve the operation

Execute on revenue and network initiatives Continue sensible cost management Optimize capital allocation

Generating meaningful cash flow

Operating cash flow Free cash flow1

($B) ($B)

$6.0 $2.5

$2.6

$1.4

$0.9 ($0.5)

($0.9)

($1.6)

FY1 FY1 FY1 FY1

2	3 4 5 FY1 FY1 FY1 FY1
2	3 4 5

1For a GAAP to Non-GAAP reconciliation, see Appendix A

Optimize capital allocation

Invest in Continue to make investments to support business priorities business

Strengthen the Achieve investment grade balance sheet and well-funded balance sheet pension plans

Shareholder On track to complete $3B share repurchase authorization in compensation 2016

Maintain unrestricted liquidity balance of $5B—$6B, including revolver

Investing in aircraft to support business priorities

Increase mainline flying to address Accelerate 747 Re-invest in existing regional pilot retirements fleet shortage

Recent fleet announcements

Placed order for 25 737-700 aircraft Accelerating 747 retirement to 2018

In order to meet capacity needs, while also accelerating 747 retirements, converting 787s originally planned for delivery beyond 2019 into five 787-9s and four 777-300ERs with delivery beginning in 2017

? Brings total 737-700 order book to 65 ? To accelerate retirements while also

? Reduces 50 seat fleet to less than 100 meeting capacity needs, converting by the end of 2019 787s originally scheduled for delivery

in 2020 and beyond into five 787-9s and

? Leverages commonality and reduces four 777-300ERs with deliveries complexity beginning in 2017

? No meaningful increase to long-term

capital expenditure

Now expect FY16 capital expenditures1 to be $3.1B - $3.3B and average annual capital expenditures to be $3.8B - $4.0B from 2016 – 2019, including ~$2.8B of aircraft capital expenditures

1Gross capital expenditures include net purchase deposits and exclude fully reimbursable capital projects

United’s balance sheet is well positioned among peers

2015 debt, pension, and post-retirement

obligations1

($ B)

Invest in

business $36.9

Strengthen the $ 23.8

balance sheet $20.4 $29.3

$10.1

$17.0

Shareholder $13.7

compensation $7.6

$3.4

UA DA AA

L L L

Debt Pension & post-retirement

1: Year-end 2015 gross debt including aircraft rent capitalized at 7x, pension and post-retirement liability

Source: SEC filings; pension and postretirement obligations obtained from Note 8 – Pension and Other

Postretirement Plans, Note 9—Employee Benefit Plans and Note 13—Retirement Benefits from UAL’s,

DAL’s and AAL’s 2015 Form 10-K, respectively

Significant progress in lowering interest expense and increasing unencumbered asset base

Annual interest expense Unencumbered assets3

($M) ($ B)

(~35%)

$1,047 $ 8.6

$ 3.5

$ 5.1

$669

$0.6

$0.3 $0.4

FY 1 FY YE 1,2 YE16

10 15 E

12010 data is pro forma 10 4

2Numbers may not sum due to rounding Aircraft Non-aircraft

3Assumes encumbered assets become unencumbered at maturity of related debt financing

4Non-aircraft includes spare engines, spare parts, routes, slots, simulators, ground equipment, passenger loading bridges and other property

Have increased the pace of the

buyback Share repurchases

($M)

Invest in

business ~$1,500

Strengthen the

balance sheet

$520

$200 $250 $262

Shareholder

compensation

1Q1 2Q1 3Q1 4Q1 1Q16 2

5	5 5 5 E

% shares repurchased1 ~1% ~2% ~3% ~6% ~13%

1	Cumulative percent of shares repurchased since end of 4Q14
2	1Q16E assumes average close price quarter to date through March 4, 2016 and March 7th close price of $57.72 for the rest of the quarter

Focused on making United the best airline for employees, customers and shareholders

Improve the operation

Execute on revenue and network initiatives Continue sensible cost management Optimize capital allocation

Appendix A: reconciliation of GAAP to Non-GAAP financial measures

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including income (loss) before income taxes excluding special items, net income (loss) excluding special items, net earnings (loss) per share excluding special items, and CASM, among others. CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. Pursuant to SEC Regulation G, UAL has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis. UAL believes that adjusting for special items is useful to investors because special charges are non-recurring charges not indicative of UAL's ongoing performance. In addition, the company believes that adjusting for MTM gains and losses from fuel derivative contracts settling in future periods and prior period gains and losses on fuel derivative contracts settled in the current period is useful because the adjustments allow investors to better understand the cash impact of settled fuel derivative contracts in a given period. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. UAL also believes that adjusting capital expenditures for fully reimbursable projects is useful to investors in order to appropriately reflect the non-reimbursable funds spent on capital expenditures. For additional information related to special items, see Note 17 to the financial statements included in the 2015 Annual Report Form 10-K.

Forward Looking Projections. UAL is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.

(in millions, except CASM amounts)

Consolidated CASM	2015	2014	2013
Operating expense	$32,698	$36,528	$37,030
Special charges	326	443	520
Third-party business expenses	291	534	694
Aircraft fuel and related taxes	7,522	11,675	12,345
Profit sharing	698	235	190
Operating expense excluding above items	$23,861	$23,641	$23,281
ASMs – consolidated	250,003	246,021	245,354
CASM (cents)	13.08	14.85	15.09
CASM, excluding special charges	12.95	14.67	14.88
CASM, excluding special charges and third-party business expenses	12.83	14.45	14.60
CASM, excluding special charges, third-party business expenses and fuel	9.82	9.70	9.57
CASM, excluding special charges, third-party business expenses, fuel and profit sharing	**9.54**	**9.61**	**9.49**

Source: Item 6 of UAL's 2014 Form 10-K and January 22, 2015 Earnings Release
NM: not meaningful

Pre-tax margin	2015	2014	2013	2012
Income (loss) before income taxes	$4,219	$1,128	$539	($724)
Add: Special charges	528	517	520	1,323
Add: Economic Hedge Adjustments	(249)	327	(45)	See Note 1
Adjusted income before income taxes	$4,498	1,972	1,014	599
Operating Revenues	$37,864	$38,901	$38,279	$37,152
Adjusted pre-tax margin	**11.9%**	**5.1%**	**2.6%**	**1.6%**

Note 1: United began reporting earnings excluding Economic Hedge Adjustments in 2014 for the years ended 2014 and 2013.

26

UNITED

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

Return on invested capital (ROIC) is a Non-GAAP financial measure that we believe provides useful supplemental information for management and investors by measuring the effectiveness of our operations' use of invested capital to generate profits.

(in millions)	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2013 (d)	Twelve Months Ended December 31, 2012
Net Operating Profit After Tax (NOPAT)				
Pre-tax income excluding special items (a)	$4,498	$1,972	$1,059	$599
NOPAT adjustments (b)	1,100	1,265	1,439	1,453
NOPAT	$5,598	$3,237	$2,498	$2,052
Effective tax rate	0.4%	0.3%	(2.4%)	1.7%
Invested Capital (five-quarter average)				
Total assets	$39,210	$37,568	$37,198	$38,083
Invested capital adjustments (c)	12,507	12,495	12,302	12,592
Average invested capital	$26,703	$25,073	$24,896	$25,491
ROIC	21.0%	12.9%	10.0%	8.0%

Notes:

(a) Non-GAAP Financial Reconciliation

	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012
Pre-tax income (loss)	$4,219	$1,128	$539	($724)
Add: Special items	279	844	520	1,323
Pre-tax income excluding special items	$4,498	$1,972	$1,059	$599

(b) NOPAT adjustments include: adding back (net of tax shield) interest expense, the interest component of capitalized aircraft rent, and net interest on pension while removing interest tax expense.

(c) Invested capital adjustments include: adding back capital aircraft rent (at 7.0X) and deferred income taxes, less advance ticket sales, frequent flyer deferred revenue, tax valuation allowance, and other non-interest bearing liabilities.

(d) The 2013 ROIC calculation agrees to the amounts presented in the fiscal year 2013 earnings release. In 2014, we modified the ROIC calculation to reflect economic hedge adjustments. If we presented 2013 ROIC using the 2014 methodology, 2013 ROIC would be 9.9%.

27

UNITED

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

Twelve Months Ended Twelve Months Ended Twelve Months Ended Twelve Months Ended

Capital Expenditures (in millions) December 31, 2015 December 31, 2014 December 31, 2013 December 31, 2012

Capital Expenditures ? GAAP $2,747 $2,005 $2,164 $2,016

Property and equipment acquired through the issuance of

debt $866 1,114 229 544

Airport construction financing $17 14 40 50

Fully reimbursable projects ($124) (49) (45) (35)

Adjusted capital expenditures ? Non?GAAP $3,506 $3,084 $2,388 $2,575

Free Cash Flow (in millions)

Net cash provided by operating activities $5,992 $2,634 $1,444 $935

Less: adjusted capital expenditures ? Non?GAAP 3,506 3,084 2,388 2,575

Free Cash Flow $2,486 ($450) ($944) ($1,640)